Amplify Lithium & Battery Technology ETF
Schedule of Investments
June 30, 2025 (Unaudited)

COMMON STOCKS - 99.3%	Shares	Value
Consumer Discretionary - 20.0%
BYD Co. Ltd. - Class H	165,594	$2,584,127
Foxtron Vehicle Technologies Co. Ltd. (a)	313,548	450,808
Li Auto, Inc. - ADR (a)(b)	39,736	1,077,243
Lucid Group, Inc. (a)(b)	214,690	452,996
NIO, Inc. - ADR (a)(b)	160,128	549,239
QuantumScape Corp. (a)(b)	193,171	1,298,109
Rivian Automotive, Inc. - Class A (a)	53,268	731,902
Tesla, Inc. (a)	9,900	3,144,834
Vinfast Auto Ltd. (a)(b)	111,319	397,409
XPeng, Inc. - ADR (a)(b)	42,155	753,731
Yadea Group Holdings Ltd. (c)(d)	270,350	432,563
Zhejiang Leapmotor Technology Co. Ltd. (a)(c)(d)	70,102	488,485
		12,361,446

Industrials - 15.3%
Advanced Energy Solution Holding Co. Ltd.	25,095	910,609
Bloom Energy Corp. - Class A (a)(b)	50,115	1,198,751
Contemporary Amperex Technology Co. Ltd. - Class A	113,471	3,994,090
Ecopro BM Co. Ltd. (a)	11,754	876,150
Ecopro Materials Co. Ltd. (a)	19,520	656,645
EnerSys	9,100	780,507
LG Energy Solution Ltd. (a)	4,722	1,039,148
		9,455,900

Information Technology - 8.7%
NAURA Technology Group Co. Ltd. - Class A	30,222	1,865,114
Samsung SDI Co. Ltd.	7,892	1,010,475
Simplo Technology Co. Ltd.	65,878	868,240
TDK Corp.	136,570	1,607,961
		5,351,790

Materials - 55.3%(e)
Albemarle Corp. (b)	16,789	1,052,167
Antofagasta PLC	42,642	1,059,143
BHP Group Ltd.	155,981	3,772,716
Capstone Copper Corp. (a)	162,206	995,808
China Nonferrous Mining Corp. Ltd.	1,085,429	1,008,004
First Quantum Minerals Ltd. (a)	76,598	1,360,680
Freeport-McMoRan, Inc.	73,551	3,188,436
Ganfeng Lithium Group Co. Ltd. - Class H (c)(d)	360,419	1,046,829
GMK Norilskiy Nickel PAO - ADR (a)(f)	182,937	0
Grupo Mexico SAB de CV - Class B	370,867	2,238,306
Hudbay Minerals, Inc.	107,245	1,137,869
IGO Ltd.	279,801	767,910
Jiangxi Copper Co. Ltd. - Class H	466,808	906,267
Johnson Matthey PLC	45,336	1,080,318
Leo Lithium Ltd. (f)	742,011	0
Lundin Mining Corp.	106,769	1,122,770
Merdeka Battery Materials Tbk PT (a)	32,926,005	932,920
Mineral Resources Ltd. (a)	57,613	817,512
MMG Ltd. (a)	2,378,059	1,160,258
MP Materials Corp. (a)(b)	33,762	1,123,262
Pilbara Minerals Ltd. (a)	805,669	707,885
Resonac Holdings Corp.	44,444	1,033,596
Sandfire Resources Ltd. (a)	120,590	890,490
Sociedad Quimica y Minera de Chile SA - ADR (b)	25,965	915,786
South32 Ltd.	547,208	1,048,022
Sumitomo Metal Mining Co. Ltd.	40,693	1,005,986
Teck Resources Ltd. - Class B	38,944	1,572,559
Tianqi Lithium Corp. - Class H (a)	282,588	1,042,162
Umicore SA	82,262	1,209,322
		34,196,983
TOTAL COMMON STOCKS (Cost $72,468,492)		61,366,119

SHORT-TERM INVESTMENTS - 9.2%		Value
Investments Purchased with Proceeds from Securities Lending - 8.9%	Shares
First American Government Obligations Fund - Class X, 4.25% (g)	5,471,460	5,471,460

Money Market Funds - 0.3%	Shares
Invesco Government & Agency Portfolio – Institutional Class, 4.26% (g)	212,972	212,972
TOTAL SHORT-TERM INVESTMENTS (Cost $5,684,432)		5,684,432

TOTAL INVESTMENTS - 108.5% (Cost $78,152,924)		67,050,551
Liabilities in Excess of Other Assets - (8.5)%		(5,233,479)
TOTAL NET ASSETS - 100.0%		$61,817,072
two		–%
Percentages are stated as a percent of net assets.		–%

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

ADR - American Depositary Receipt
PLC - Public Limited Company

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of June 30, 2025. The fair value of these securities was $5,249,195.
(c)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of June 30, 2025, the value of these securities total $1,967,877 or 3.2% of the Fund’s net assets.

(d)
Security is exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. As of June 30, 2025, the value of these securities total $1,967,877 or 3.2% of the Fund’s net assets.

(e)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(f)
Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $0 or 0.0% of net assets as of June 30, 2025.

(g)	The rate shown represents the 7-day annualized effective yield as of June 30, 2025.

Summary of Fair Value Disclosure as of June 30, 2025 (Unaudited)

Amplify Lithium & Battery Technology ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of June 30, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks	61,366,119	–	0	61,366,119
Investments Purchased with Proceeds from Securities Lending	5,471,460	–	–	5,471,460
Money Market Funds	212,972	–	–	212,972
Total Investments	67,050,551	–	0	67,050,551

Refer to the Schedule of Investments for further disaggregation of investment categories.

Secured Borrowings (Unaudited)
The Funds adopted guidance requiring entities to present gross obligations for secured borrowings by the type of collateral pledged and remaining time to maturity. As of June 30, 2025, the Fund had loaned securities and received cash collateral for the loans. The cash collateral is invested by the Securities Lending Agent in accordance with approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations; however, such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending. The Fund could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Fund is indemnified from this risk by contract with the Securities Lending Agent.